                     Morgan Stanley Quality Municipal INcome Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2007 - October 31, 2007

                                                                       Amount of      % of         % of
                                          Offering        Total          Shares      Offering      Funds
  Security      Purchase/    Size of      Price of      Amount of      Purchased    Purchased      Total                  Purchased
  Purchased     Trade Date  Offering       Shares        Offering        By Fund      By Fund      Assets      Brokers      From

 Connecticut     06/22/07       -         $100.00    $300,000,000.00   5,000,000      1.66%        0.90%       Morgan        UBS
 St Housing                                                                                                    Stanley,     Warburg
  Fin Auth                                                                                                       UBS
 Mtg. 5.150%                                                                                                  Investment
    due                                                                                                       Bank, Alta
 5/15/2038                                                                                                     Capital
                                                                                                                Group,
                                                                                                               Cabrera
                                                                                                               Capital
                                                                                                               Markets,
                                                                                                              Citi, Banc
                                                                                                              of America
                                                                                                              Securities
                                                                                                               LLC, A.G.
                                                                                                               Edwards,
                                                                                                               Wachovia
                                                                                                                 Bank,
                                                                                                               National
                                                                                                             Association,
                                                                                                               Goldman,
                                                                                                               Sachs &
                                                                                                              Co., M.R.
                                                                                                                Beal &
                                                                                                               Company,
                                                                                                               Merrill
                                                                                                               Lynch &
                                                                                                              Co., Bear,
                                                                                                              Stearns &
                                                                                                              Co. Inc.,
                                                                                                             Roosevelt &
                                                                                                             Cross, Inc.